1
                                 FIRST AMENDMENT
                                     TO THE
                                DST SYSTEMS, INC.
                  1995 STOCK OPTION AND PERFORMANCE AWARD PLAN

         The DST Systems, Inc. 1995 Stock Option And Performance Award Plan (the "Plan") as adopted September 1, 1995, is hereby amended as set forth herein, effective upon approval of this amendment by the stockholders of the Company at the Stockholders Meeting.

                                       I.

         Section 2(b) is amended to read as follows:

         (b) "Award" means any Option, Stock Appreciation Right, Limited Right, Performance Share, Performance Unit, Restricted Stock, Shares, Dividend Equivalent or any other right, interest or option relating to Shares granted pursuant to the provisions of the Plan.

                                       II.

         Section 2(v) is amended to read as follows:

         (v) "Performance Unit" means any grant pursuant to Section 8 hereof of (i) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance goals specified by the Committee, or (ii) a unit valued by reference to a designated amount of property other than Shares.

                                      III.

     Section 2 is amended to add the following new Subsections (ac) and (ad) to the end thereof:

          (ac) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee may deem appropriate, and which restriction shall provide that the Shares subject to such restriction shall be forfeited if the restriction does not lapse prior to such date or such event as the Committee may deem appropriate.

          (ad) "Restricted Stock Award" means an award of Restricted Stock under
                Section 8A hereof.

                                       IV.

         Section 5 is amended to read as follows:

                  Section 5.  Eligibility.

                       Any Employee shall be eligible to be selected as a
                  Participant. Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock with respect to a number of Shares in any one (1) calendar year which, when added to the Shares subject to any other Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock granted to such Participant in the same calendar year shall exceed Four Hundred Thousand (400,000) Shares. If an Option, Limited Right, Stock Appreciation Right, or Performance Share is cancelled, the cancelled Option, Limited Right, Stock Appreciation Right or Performance Share continues to count against the maximum number of Shares for which an Option, Limited Right, Stock Appreciation Right or Performance Share may be granted to a Participant in any calendar year. All Shares specified in this Section 5 shall be adjusted to the extent necessary to reflect adjustments to Shares required by
                  Section 4(c) hereof. No Participant may be granted Performance Units in any one (1) calendar year which when added to all other Performance Units granted to such Participant in the same calendar year shall exceed 300% of the Participant's annual base salary as of the first day of such calendar year (or, if later, as of the date on which the Participant becomes an Employee); provided, however, that no more than $1,000,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any calendar year to any Participant.

                                       V.

         Section 6(c) is amended to read as follows:

         (c) Exercisability. Options shall be exercisable at such time or times and subject to such exercise acceleration conditions (if any) as determined by the Committee at or subsequent to the grant, except as otherwise provided in Section 10(a).

                                       VI.

         Section 6(d) is amended to read as follows:

     (d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms as the Committee shall determine, including, without limitation, payment by delivery of cash, Shares, Restricted Stock, or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares, Restricted Stock and other consideration as the Committee may specify in the applicable Award Agreement; provided, however, that if Restricted Stock is surrendered to pay the option price, an equal number of shares issued as a result of the option exercise shall be subject to the same restrictions.

                                      VII.

         A new subsection 6(g) is added to read as follows:

         (g) Reload Options. If and to the extent the Committee expressly provides, at the time of grant or later, that the Participant shall have the right to receive reload options with respect to Non-Qualified Stock Options, the Participant shall receive reload options in accordance with and subject to the following terms and conditions:

                 (i) Grant of the Reload Option; Number of Shares; Price. Subject to paragraph (ii) of this Subsection and, except as provided in paragraph (viii) hereof, to the availability of Shares to be optioned to the Participant under the Plan (including the limitations set forth in Section 5), if a Participant has an Option (the "original option") with reload rights and pays for the exercise of the original option by surrendering Shares or Restricted Stock (whether by means of delivering Shares or Restricted Stock previously held by the optionee or by delivering Shares or Restricted Stock simultaneously acquired on exercise of the original option), the Participant shall receive a new Option ("reload option") for the number of Shares or Restricted Shares so surrendered at an option price per Share equal to the Fair Market Value of a Share on the date of the exercise of the original option.

                  (ii) Conditions to Grant of Reload Option. A reload option will not be granted: (A) if the Fair Market Value of a Share on the date of exercise of the original option is less than the exercise price of the original option; or (B) if the Participant is no longer an Employee of the Company or an Affiliate.

                  (iii) Term of Reload Option. The reload option shall expire on the same date as the original option, or at such later date as the Committee may provide.

                  (iv) Type of Option. The reload option shall be a Non-Qualified Stock Option.

                  (v) Additional Reload Options. Except as expressly provided by the Committee (at the time of the grant of the original option or reload option or later), reload options shall not include any right to subsequent reload options.

                  (vi) Date of Grant, Vesting. The date of grant of the reload option shall be the date of the exercise of the original option. The reload options shall be exercisable in full beginning from date of grant, except as otherwise provided by the Committee.

                  (vii) Stock Withholding; Grants of Reload Options. If and to the extent permitted by the Committee, if the other requirements of this Subsection are satisfied, and if Shares are withheld or Shares surrendered for tax withholding pursuant to Section 13(g), a reload option will be granted for the number of Shares surrendered as payment for the exercise of the original option plus the number of Shares surrendered or withheld to satisfy tax withholding.

                  (viii) Share Limits. Reload options shall not be counted against or as a reduction from the number of shares available for grant under Section 4 hereof because such grants are a substitute for Shares transferred to or withheld by the Company.

                  (ix) Other Terms and Conditions. In connection with reload options for officers who are subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom. Except as otherwise provided in this Subsection, all the provisions of the Plan shall apply to reload options.

                                      VIII.

         Section 8 is amended to read as follows:

                  Section 8.  Performance Awards.

                           Performance Awards may be issued hereunder to
                  Participants in the form of Performance Shares or Performance Units, for no cash consideration or for such minimal cash consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The value represented by a Performance Share or Unit shall be payable to, or upon the exercise by, the Participant holding such Award, in whole or in part, following achievement of such performance goals during such Performance Period as determined by the Committee. Except as provided in Section 10, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, Restricted Stock, Options, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The length of the Performance Period, the performance criteria or levels to be achieved for each Performance Period, and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. Notwithstanding the foregoing, an Award Agreement may condition the vesting or exercise of a Performance Award on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time of grant. To the extent determined by the Committee, when making Performance Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code
                  Section 162(m). Performance goals for Performance Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock;
                  (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity; (ix) attainment during the Performance Period of a specified level of the Company's return on assets; or (x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.

                                       IX.

         A new Section 8A is added immediately after Section 8 to read as follows:

                  Section 8A.  Restricted Stock.

                  (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.
                           The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The granting of Restricted Stock shall take place on the date the Committee decides to grant the Restricted Stock, or if the Restricted Stock Award provides that the grant of Restricted Stock is conditioned upon the achievement of performance goals specified in the Restricted Stock Award, on a date established by the Committee following the achievement of such performance goals.

                  (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-
                           entry   registration   or   issuance  of  a  stock
                           certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, and shall be held in escrow by the Company.

                  (c) Forfeiture. A Restricted Stock Award may condition the grant of Restricted Stock and/or the lapse of any restriction or restrictions on Restricted Stock on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time the Restricted Stock Award is made. To the extent determined by the Committee, when making Restricted Stock Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). Performance goals for Restricted Stock Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine:
                           (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock;
                          (vii) attainment during the Performance Period of a
                           specified level of the Company's return on equity;
                          (viii) attainment during the Performance Period of a
                           specific rate of growth or increase in the amount of
                           growth of the Company's return on equity;
                          (ix) attainment during the Performance Period of a
                           specified level of the Company's return on assets; or
                          (x) attainment during the Performance Period of a
                           specific rate of growth or increase in the amount of growth of the Company's return on assets.

                                    As soon as practicable following the lapse
                           of the restrictions on Restricted Stock, unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee.

                                    Except as otherwise determined by the
                           Committee at the time of grant, upon termination of employment for any reason before the restriction lapses, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant (who shall sign any document and take any other action required to assign such shares back to the Company) and reacquired by the Company.

                                       X.

Except as otherwise expressly set forth herein, the Plan shall remain in full force and effect.